PROXY STATEMENT
                     PURSUANT TO SECTION 14A
             OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]     Preliminary Proxy Statement
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to section 240.14a-11(c)
          or section 240.14a-12

               United States Antimony Corporation
        (Name of Registrant as Specified in Its Charter)

                   John C. Lawrence, President
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x ] No fee required.
[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per Each Party to the Controversy Pursuant to Exchange
     Act Rule 14a-6(i)(3).
[  ] Fee Computed on Table Below Per Exchange Act Rules
     14a-6(i)(4) and 0-11.

(1)  Title of Each Class of Securities to Which Transaction
     Applies:

(2)  Aggregate Number of Securities to Which Transaction
     Applies:

(3)  Per Unit Price or Other Underlying Value of Transaction
     Computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed Maximum Aggregate Value of Transaction:

(5)  Total fee paid:

[  ] Fee Paid Previously with Preliminary Materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
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(1)  Amount Previously Paid:

(2)  Form, Schedule, or Registration Statement No:

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(4)  Date Filed:

                  [PRELIMINARY PROXY MATERIAL]



[USAC Logo]



                        September 1, 2000



Re:  Notice of Annual Meeting of Stockholders

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of United States Antimony Corporation, which will be held at 10:00 a.m. on October 31, 2000 at the Ramada Inn at the airport in Spokane, Washington.

     The purposes of the meeting are to elect three directors, to increase the authorized common shares from 20,000,000 to 30,000,000 shares, to authorize the Board to change the number of Directors, and to select auditors for the year ending December 31, 2000. In addition, reports of the Corporation's operations and other matters of interest will be made at the meeting. For information with respect to these matters, please refer to the Notice of Annual Meeting and Proxy Statement, which are enclosed.

Your Board of Directors respectfully recommends that you vote to elect the directors nominated and vote to approve the proposals and the selection of the auditors.

     It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying proxy and mail it in the enclosed postage paid envelope as promptly as possible.

     Thank you for your cooperation.

                              Sincerely,


                              /s/ John C. Lawrence

                              John C. Lawrence
                              Chairman, President and
                              Chief Financial Officer

               UNITED STATES ANTIMONY CORPORATION
                        ________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD OCTOBER 31, 2000


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of United States Antimony
Corporation (the "Company") will be held at the Ramada Inn located at the airport in Spokane, Washington, on October 31, 2000 at 10:00 a.m. local time, for the following purposes:

     1.   To elect three members of the Board of Directors
(Proposal 1);

     2. To approve an amendment to the Company's Articles of Incorporation (as previously amended) to increase the number of authorized shares of Common Stock to 30,000,000 (Proposal 2);

     3. To approve an amendment to the Company's Articles of Incorporation (as previously amended) to establish a variable range for the size of the Board and to authorize the Board to change the number of Directors (Proposal 3);

     4.   To ratify the appointment of DeCoria, Maichel & Teague,
P.S. as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending
December 31, 2000 (Proposal 4); and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's Series A Preferred
Stock, Series C Preferred Stock, or Common Stock at the close of business on August 3, 2000, the record date fixed by the Company's Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

                              By Order of the Board of Directors,



                              John C. Lawrence
                              Secretary


Thompson Falls, Montana
September 1, 2000



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED. STOCKHOLDERS WHO HOLD THEIR SHARES IN "STREET NAME" MAY VOTE BY FOLLOWING INSTRUCTIONS ON THE VOTING FORM RECEIVED FROM THEIR BROKER OR BANK.

               UNITED STATES ANTIMONY CORPORATION
               ___________________________________
                         PROXY STATEMENT
             FOR THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD OCTOBER 31, 2000



                     INFORMATION CONCERNING
        SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of United States Antimony Corporation (the "Company") of proxies in the accompanying form for use at the Annual Meeting of Stockholders of the Company to be held on October 31, 2000 at 10:00 a.m., local time, at the Ramada Inn located at the airport in Spokane, Washington, and at any adjournment thereof. Properly executed proxies in the accompanying form received in time for the meeting will be voted at the Annual Meeting and, where a choice is specified, will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This Proxy Statement and the enclosed forms of proxy are first being provided to stockholders on or about September 1, 2000.

     The Annual Meeting has been called for the following purposes: (1) to elect the three members of the Board of Directors; (2) to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 30,000,000; (3) to approve an amendment of the Company's Articles of Incorporation to establish a variable range for the size of the Board of Directors and to authorize the Board of Directors to change the number of Directors; (4) to ratify the appointment of DeCoria, Maichel & Teague P.S. as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 2000; and (5) to transact such other business as may properly come before the meeting or any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked therein. Executed but unmarked proxies will be voted cumulatively FOR any or all of the Company's nominees for election to the Board of Directors and FOR each of the other proposals.

     As of the close of business on August 3, 2000 (the "Record Date"), the Company had outstanding and entitled to vote 17,860,384 shares* of Common Stock, $.01 par value (the "Common Stock"), 4,500 shares of Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock"), and 205,996 shares of Series C Preferred Stock, $.01 par value (the "Series C Preferred Stock").

The holders of Common Stock, Series A Preferred Stock and/or Series C Preferred Stock (collectively, the "Voting Stock") are entitled to receive notice of the Annual Meeting and to vote together as a single class on all matters presented at the meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting will constitute a quorum. In addition, the holders of record of the Series B Preferred Stock on the Record Date are entitled to receive notice of, but not to vote at, the Annual Meeting.

     For each share of Voting Stock held, a stockholder is entitled to one vote on each matter (other than the election of directors) to be considered and acted upon at the Annual Meeting.

With respect to the election of directors, such stockholders are entitled to vote cumulatively, meaning that each holder of voting shares is entitled to cast the number of votes equal to the number of his shares multiplied by the number of directors to be elected, and may cast all of such votes for a single nominee or distribute them among two or more nominees as he sees fit.

     Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. While there is no definitive statutory or case law authority in Montana as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote with respect to the particular proposal on which the stockholder has abstained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

*The number of outstanding shares of Common Stock as of the Record Date:

     (i) includes 35,132 shares which holders of Series C Preferred Stock were entitled to receive upon conversion of their preferred stock into Common Stock. These shares were not issued at the time of conversion because the Company's calculation of the number of conversion shares inadvertently omitted to account for the impact of certain antidilution provisions of the Series C shares, which were triggered by the Company's issuance of Common Stock for less than the Series C conversion price. These shares will be issued to the pertinent stockholders prior to the Annual Meeting retroactively to the date of conversion of their Series C Preferred Stock, and will be treated as issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting.

     (ii) excludes approximately 67,000 shares of Common Stock representing an unreconciled discrepancy between the Company's stock ledger and the transfer agent's records.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS


NOMINEES FOR ELECTION AS DIRECTORS

     The Company's Articles of Incorporation provide for a Board consisting of three directors. At the Annual Meeting, three directors are to be elected to hold office until the 2001 Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees for consideration by holders of Voting Stock are identified below:



                         Affiliation
Name           Age       with Registrant          Expiration of
Term
----           ---       ---------------
------------------

John C. Lawrence61       Chairman, President,     Annual meeting
                         Secretary, and Treasurer;
                         Director

Robert A. Rice 75        Director                 Annual meeting

Leo Jackson    58        Director                 Annual meeting


     Business Experience of Directors and Executive Officers:

     John C. Lawrence. Mr. Lawrence has been the President and a Director of the Company since its inception. Mr. Lawrence was the President and a Director of AGAU Mines, Inc., the predecessor of the Company, since the inception of AGAU Mines, Inc., in 1968.

He is a member of the Society of Mining Engineers and a recipient of the Silver Medallion Award from the University of Montana.

     Robert A. Rice. Mr. Rice is a metallurgist, having been employed by the Bunker Hill Company, a wholly owned subsidiary of Gulf Resources and Chemical Corporation at Kellogg, Idaho, as Senior Metallurgist and Mill Superintendent until his retirement in 1965. Mr. Rice has been a Director of the Company since 1975.

     Leo Jackson. Mr. Jackson is a resident of El Paso, Texas. He is currently the President of Production Minerals, Inc., and has been involved in the production and marketing of industrial minerals such as fluorspar and celestite in the United States and Mexico for 25 years. Mr. Jackson speaks fluent Spanish and has a BBA degree from the Sul Ross State University in Texas. Mr. Jackson has been a Director of the Company since February, 1999.

     The Company is not aware of any involvement by its directors or executive officers during the past five years in certain legal proceedings that are material to an evaluation of the ability or integrity of such director or executive officer.

     It is the intention of the persons named in the enclosed form of proxy to vote such proxy cumulatively FOR the election of any or all of the nominees named above unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy authorizing the proxyholder to vote for any such individual will be voted for another nominee to be selected by management.

     The enclosed form of proxy provides a means for holders of Voting Stock to vote for all of the nominees listed therein, to allocate cumulative votes among one or more of the nominees, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Voting Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted cumulatively (in the discretion of the proxyholders) for any or all of the nominees listed therein or, as noted above, for other nominees selected by management.

CUMULATIVE VOTING FOR DIRECTORS

Under Montana law, directors are elected by a plurality of the votes cast by the Voting Stock entitled to vote at the meeting if a quorum is present. Montana law also entitles the holders of Company's Voting Stock to cumulate their votes in the election of directors. Each stockholder may cast the number of votes equal to the number of his shares of Voting Stock multiplied by three (the number of directors to be elected) and may cast all of those votes for one director or allocate those votes among two or more of the nominees as he sees fit. Because the three nominees who receive the greatest number of votes will be elected to serve as directors, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.



BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors held twelve (12) regular meetings during the 1999 calendar year. Each incumbent director attended at least 75% of the meetings held during the 1999 calendar year, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors does not have a Compensation Committee, an Audit Committee, or a Nominating Committee.

BOARD MEMBER COMPENSATION

     The Company pays directors' fees in the form of 6,000 shares of Company's Common Stock per year per director. Directors are also reimbursed reasonable out-of-pocket expenses in connection with attending meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and the holders of 10% or more of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and stockholders holding more than 10% of the Company's common stock are required by the regulation to furnish the Company with copies of all
Section 16(a) forms they have filed.

     Based on information received by the Company, Mr. Lawrence timely filed a Form 4 report upon receipt of annual stock compensation; Mr. Rice and Mr. Jackson have not timely filed a Form 4 upon receipt of annual stock compensation.

                           PROPOSAL 2

      AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
     TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     In July 2000, in conjunction with refinancing various obligations of the Company in a transaction described below, the Board of Directors declared advisable and unanimously approved a resolution proposing an Amendment to the Company's Articles of Incorporation to increase the aggregate number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 30,000,000 shares.

     If approved by the Stockholders, the Amendment will become effective upon the filing of Articles of Amendment of the Articles of Incorporation with the Montana Secretary of State. The Amendment would change paragraph 1 of Article Fourth of the Company's Articles of Incorporation to read in its entirety as follows:

          "1.   Common Stock.  The aggregate number of
          shares of Common Stock which the corporation shall have authority to issue is thirty million
          (30,000,000) and each of such shares shall have a par value of one cent ($0.01)."

PURPOSE AND EFFECT OF AMENDMENT

     In an effort to improve the Company's financial condition, the Company's management began negotiations during the second quarter of 2000 to settle a debt owed the Estate of Bobby C. Hamilton (the "Estate"). The approximately $1,500,000 debt required minimum annual payments of principal and interest totaling $200,000 consuming 4% of the Company's gross revenues from sales. As a result of management's negotiations, the Company entered into a Settlement and Release of All Claims Agreement (the "Settlement Agreement") with the Estate on June 23, 2000. The Settlement Agreement extinguished the note payable to the Estate in exchange for a cash payment of $500,000 and the issuance of 250,000 shares of the Company's common stock. The cash payment was financed by the issuance of $600,000 of Debentures pursuant to a financing agreement with Thomson Kernaghan, Ltd. ("TK"), a Canadian investment banker, described in detail below. This settlement and related financing transaction resulted in an extraordinary gain of approximately $917,726.

     The Settlement Agreement mutually released both parties from any and all obligations between them, and includes the Company's indemnification of the Estate against any liabilities and claims that may result from environmental remediation responsibilities on the Company's Idaho gold properties. The Settlement Agreement also required the Company to arrange the purchase of 614,000 shares of the Estate's unrestricted common stock of the Company by a third party for $90,340.

     In connection with the Settlement Agreement between the Company and the Estate, the Company entered into a financing agreement with TK effective July 11, 2000. The financing agreement provides, among other things, for the sale of up to $1,500,000 of the Company's convertible debentures ("Debentures") to the investment banker and its affiliates. In addition, TK agreed to purchase, pursuant to the Settlement Agreement, 614,000 shares of unrestricted common stock of the Company owned by the Estate for $90,340. The financing agreement also provides for an initial Debenture purchase of $600,000, and specified that the proceeds from the sale be used to 1) pay the Estate $500,000 and extinguish the note payable owed it pursuant to the Settlement Agreement, 2) pay the fees and expenses of TK's counsel not to exceed $15,000, 3) pay TK's fee of $60,000 relating to the placement of the Debentures, and 4) provide $25,000 for the Company's working capital purposes.

     The Debentures are due June 30, 2002 and accrue interest at 10% to be paid annually on each anniversary date of the issue. The Debentures are convertible into shares of the Company's Common Stock based on a formula determining the conversion price equal to 75% of the average 3 lowest closing bid prices for the Company's Common Stock as quoted by Bloomburg L.P. in the twenty trading days immediately preceding (i) the effective date of the financing agreement (July 11, 2000) or (ii) the conversion date of the Debentures, whichever is lower. The agreed Debenture conversion price for the initial $600,000 tranche is $0.29125 per share.

     Pursuant to the financing agreement, the Company issued to TK, as additional consideration for the financing arrangement, warrants to purchase 961,539 shares of the Company's Common Stock at $0.39 per share and issued warrants to purchase 384,615 shares of the Company's common stock at $0.39 per share to the purchasers of the initial $600,000 of Debentures. The warrants are exercisable for five years. If additional Debentures are issued under the financing agreement, the Company will issue additional warrants to purchase the Company's common stock at $0.39 per share. The number of shares subject to such additional warrants shall be equal to 25% of the face amount of the additional Debentures divided by $0.39 per share.

     The financing agreement required that the Company execute a registration rights agreement, binding the Company to prepare and file a registration statement with the Securities and Exchange Commission registering the shares of Common Stock issuable upon exercise of the warrants and upon conversion of the Debentures, and to increase the number of its authorized but outstanding shares of Common Stock to accommodate the exercise of the warrants and conversion of the Debentures.

     In connection with the sale of the initial $600,000 tranche of Debentures pursuant to the TK financing agreement, the Company contractually committed to reserve for issuance to Debenture holders and warrant holders and to contingently issue and deliver to an escrow certificates for 4,436,282 shares of Common Stock (consisting of 100% of the warrant shares and 150% of the conversion shares calculated as if the conversion date were July 11, 2000). As of the Record Date, of the Company's 20,000,000 shares of authorized Common Stock, 17,860,384 shares (see note on page 2) were issued and outstanding, and 1,829,356 shares were reserved for future issuance upon exercise of outstanding warrants, options and other rights to acquire Company's Common Stock or are reserved for issuance pursuant to the Company's 2000 Stock Plan. Consequently, the Company currently does not have sufficient authorized, unissued and unreserved shares of Common Stock to meet its contractual obligation to TK. If the shareholders do not authorize the additional shares of Common Stock needed to meet this contractual commitment, the Debentures will be in default in the amount of $600,000 plus accrued interest.

     The Board of Directors believes that it is in the Company's best interests to increase the number of authorized but unissued shares of Common Stock in order to meet its contractual commitment to TK and to have additional shares available to meet the Company's future business needs as they arise.

     Other than meeting its obligation to TK, however, the Company has no present plans or proposals with respect to any acquisitions, mergers, or other business combinations and has no other present arrangements, agreements, understandings, or plans for the use of the additional shares proposed to be authorized. The Board believes that the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for a variety of other purposes the Board of Directors may deem advisable without further action by the Company's Stockholders, unless required by law, regulation, or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of future stock splits or distributions, and other bona fide purposes.

     The additional shares of Common Stock proposed to be authorized by the amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. There will be no change in the voting rights, dividend rights, liquidation rights, preemptive rights, or other stockholder rights as a result of the proposed Amendment. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock. Company Stockholders do not have any preemptive rights with respect to issuance of any additional shares of Common Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

     The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Proposal. The increased number of authorized shares of Common Stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of shares of Common Stock into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company.

VOTE REQUIRED

     Under Montana law, if a quorum exists, Proposal 2 will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal. Because approval of this proposal requires the affirmative vote of the majority of the votes cast at the meeting (assuming a quorum is present), abstentions and broker non-votes will not be counted for the purposes of determining whether the required vote necessary to approve such matter was received.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                           PROPOSAL 3

      AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
               TO AUTHORIZE A VARIABLE SIZED BOARD

GENERAL

     In August 2000, the Board of Directors declared advisable and unanimously approved a resolution proposing an Amendment to the Company's Articles of Incorporation to establish a variable range for the size of the Board and to authorize the Board to change the number of Directors. If approved by the Stockholders, the Amendment will become effective upon the filing of Articles of Amendment of the Articles of Incorporation with the Montana Secretary of State. The Amendment would change Article Seventh of the Company's Articles of Incorporation to read in it entirety as follows:

          SEVENTH: The number of directors presently authorized is three (3). The authorized number of directors of the corporation may range between three (3) and seven (7); and the number of directors may be fixed or changed from time to time, within The minimum and maximum, by the Board of Directors or the shareholders.

PURPOSE AND EFFECT OF AMENDMENT

     The purpose of the proposed Amendment is to authorize the Board of Directors to adjust the size of the Board within limits prescribed in the Articles of Incorporation. This flexibility will enable the Board to adapt to changes in circumstances of such contraction of the Board in the event of resignation, disability or death of an incumbent director or expansion of the Board to obtain the benefit of the knowledge and expertise of additional outside directors.

     If the stockholders approve the Amendment, the Board intends to expand the Board to four members and to appoint Gary D. Babbitt to fill the resulting vacancy. Mr. Babbitt, age 54, is a partner with the law firm of Hawley Troxell Ennis & Hawley LLP, a Boise, Idaho firm which has been the Company's general legal counsel since 1995. Mr. Babbitt concentrates his practice in commercial litigation and environmental matters, including the Endangered Species Act, RCRA, CERCLA, and the Clean Water Act. Additionally, he represents mining companies throughout the western states on matters related to environmental issues and the 1872 Mining Law. He is a member of the Society of Mining Engineers, a member of the Board of Directors of the Idaho Mining Association, and Trustee of the Rocky Mountain Mineral Law Foundation.

     The Company has retained Hawley Troxell Ennis & Hawley LLP as its legal counsel since 1995. For legal services rendered in 1997, 1998, and 1999, the Company paid Hawley Troxell Ennis &
Hawley LLP $8,726, $41,788, and $54,360, respectively.

VOTE REQUIRED

     Under Montana law, if a quorum exists, Proposal 3 will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal. Because approval of this proposal requires the affirmative vote of the majority of the votes cast at the meeting (assuming a quorum is present), abstentions and broker non-votes will not be counted for the purposes of determining whether the required vote necessary to approve such matter was received.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                           PROPOSAL 4

              RATIFICATION OF INDEPENDENT AUDITORS

     Action is to be taken at the Annual Meeting with respect to the ratification of independent auditors, who have been nominated by the Board of Directors, to examine the financial statements of the Company for calendar year 2000. Unless otherwise directed therein, proxies received pursuant to this solicitation will be voted for the ratification of DeCoria, Maichel & Teague, P.S., who have served as the Company's auditors for calendar year 1999.

DeCoria, Maichel & Teague, P.S. has advised the Company that no member of its firm has any direct or indirect material financial interest in the Company. Under Montana law, if a quorum exists, Proposal 4 will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal. Because approval of this proposal requires the affirmative vote of the majority of the votes cast at the Annual Meeting (assuming a quorum is present), abstentions and broker non-votes will have no effect on the outcome of the proposal.

     Representatives of DeCoria, Maichel & Teague, P.S. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.


                         OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.
However, should other business properly be brought before the Annual Meeting, the Proxies will be voted thereon in the discretion of the persons acting thereunder.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE:

     The Securities and Exchange Commission requires the following table setting forth for fiscal years ending December
31, 1999, 1998 and 1997, the compensation paid by the Company to its principal executive officer.


                                   Annual Compensation

----------------------------------------------
Name and                                            Other Annual
Principal Position       Year      Salary    Bonus  Compensation
(1)
------------------       ----      ------    -----
----------------

John C. Lawrence, President1999    $72,000(2)          $4,154
John C. Lawrence, President1998    $72,000             $4,154
John C. Lawrence, President1997    $72,000             $4,154

                                   Long-Term Compensation

----------------------------------------------

                    Restricted  Securities   All       All

Name and            Options/    Underlying   Other     Other
Principal Position  Awards(3)   LTIP SARs    Payouts
Compensation
------------------  ---------   ----------   -------
------------

John C. Lawrence,   $720           None      None      None
   President
John C. Lawrence,   $844           None
   President
John C. Lawrence,   $855           None
   President


(1) Represents earned but unused vacation.
(2) Increased to $96,000 beginning 8/1/00
(3) These figures represent the fair values, as of the date of issuance, of the annual Director's fee payable to Mr. Lawrence in the form of 6,000 shares of Company's restricted Common Stock


              BENEFICIAL OWNERSHIP OF VOTING STOCK

     Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

     The following tables set forth certain information, as of the Record Date, regarding beneficial ownership of the Company's stock by (1) each person who is known to the Company to own beneficially more than 5% of any class of the Company's Voting Stock, and (2) (a) each director and each nominee for the election as a director of the Company, (b) each executive officer named in the Summary Compensation Table set forth above in this Proxy Statement, and (c) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and, in the case of holders of more than 5% of the Company's stock, the most recent Schedule 13D or 13F filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the close of business on March 27, 2000, based on information available to the Company, the following persons own beneficially more than 5% of the outstanding voting securities of the Company:



               Name and Address    Amount and Nature   Percent
Title of       of Beneficial       of Beneficial       of
Class          Owner               Ownership           Class
--------       -----------------   ------------------  -------

Common stock   The Maguire Family and2,825,807(2)      15.1(1)
               related entities as a
               group
               c/o Walter L. Maguire, Sr.
               P.O. Box 129
               Keller, VA  23401

Common stock   John C. Lawrence and2,930,838(3)        15.7(1)
               related family members
               P.O. Box 643
               Thompson Falls, MT 59873

                              -10-

Common stock   The Dugan Family    2,360,942(4)        12.6(1)
               c/o A. W. Dugan
               1415 Louisiana Street,
               Suite 3100
               Houston, TX 77002

Preferred SeriesA. Gordon Clark, Jr.4,500(5)           100
A stock        2 Musket Trail
               Simsbury, CT 06070



SECURITY OWNERSHIP OF MANAGEMENT


               Name of             Amount of           Percent
Title of       Beneficial          Beneficial          of
Class          Owner               Ownership           Class
--------       ----------          -----------         -------

Common stock   John C. Lawrence    2,855,838(6)        15.3
Common stock   Robert A. Rice        193,994(7)        1.0
Common stock   Leo Jackson            35,700           Nil
                                   ---------           ----
Common stock   All Directors and
               executive officers
               as a group          3,085,532           16.3
                                   =========           ====

(1) Percent of ownership is based upon 18,694,608 shares of common stock and exercisable warrants, 4,500 shares of Series A preferred stock, and 38,205 shares of Series C preferred stock outstanding at March 27, 2000. The Company's 750,000 outstanding shares of nonvoting Series B Preferred Stock are not included in the calculation of the percentage ownership of Voting Stock.
(2)  Includes 410,000 warrants to purchase common stock.
(3)  Includes 405,810 warrants to purchase common stock.
(4)  Includes 600,000 warrants to purchase common stock.
(5) The outstanding Series A and C preferred shares carry voting rights for the election of directors.
(6) Does not include 75,000 shares owned by family members of John C.
     Lawrence.
(7)  Includes 3,101 warrants to purchase common stock


          SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company's proxy material for the 2001 Annual Meeting of Stockholders, which is scheduled to be held June 29, 2001, stockholder proposals must be received by the Company no later than March 15, 2001, and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, the Company's proxy for the 2001 Annual Meeting of Stockholders may grant the holder thereof discretionary authority to vote on any shareholder proposals brought before such meeting.

                    EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to solicitation of proxies by mail, the officers, directors, and regular employees of the Company may solicit proxies in person or by telegraph or telephone. Brokerage houses, nominees, fiduciaries, and other custodians will be requested by the Company to forward proxy soliciting material to beneficial owners of shares held of record by them and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so. If necessary to obtain a quorum, the Company may retain a professional solicitation firm to assist in the solicitation of proxies.

                          ANNUAL REPORT

The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 (including financial statements but excluding exhibits) is enclosed with this Proxy Statement. Stockholders may obtain, without cost, a copy of any exhibits to the Form 10-KSB by writing U.S. Antimony Corporation at its principal executive office located at 1250 Prospect Creek Rd., Box 643, Thompson Falls, Montana 59843 or calling the Company's Secretary at (406) 827-3523.

               WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

     The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in or incorporated by reference in, this document. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about the Company and its finances.

     SEC Filings
     (File No. 33-00215)                Period
     -------------------                ------

Annual Report on Form 10-KSB  Fiscal year ended December 31, 1999 filed on April 10, 2000
Quarterly Reports on          Fiscal quarters ended March 31,
   Form 10-QSB filed on       2000 and June 30, 2000
   May 12, 2000 and _______, 2000.


     We are also incorporating by reference additional documents that we file with the SEC between the date of this document and the date of the Annual Meeting.

     You can obtain any of the documents incorporated by reference through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this document. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from the Secretary of the Company at the following address:

     UNITED STATES ANTIMONY CORPORATION
     1250 Prospect Creek Road
     Thompson Falls, Montana
     (406) 827-3523

If you would like to request documents from us, please do so by October 13, 2000 to receive them before the meeting.

     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated September 1, 2000. You should not assume that the information contained in this document is accurate as of any date other than that date; and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.


     By Order of the Board of Directors

                                   Sincerely,



                                   /s/ John C. Lawrence

                                   John C. Lawrence
                                   Chairman, President and
                                   Chief Financial Officer

PROXY

           UNITED STATES ANTIMONY CORPORATION - PROXY
        ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 31, 2000


The undersigned hereby constitutes and appoints John C. Lawrence, with power of substitution, to represent and vote on behalf of the undersigned all of the shares of Voting Stock of United States Antimony corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Ramada Inn-Airport at Spokane International Airport on October 31, 2000 at 10:00 a.m., PDT, including any adjournments thereof.

Proposal 1.  Election of Directors (by cumulative voting rights)

     The Board of Directors is elected by cumulative voting:
Each holder of Voting Stock has a number of votes that is equal to the number of shares of Voting Stock he owns multiplied by the number of Directors to be elected. The holder may cast all of those votes for one nominee or distribute them among two or three of the nominees as the shareholder sees fit. Since three Directors are to be elected at the meeting, the total votes which may cast in the election of Directors is calculated as follows:
Number of Shares (___) x 3 (number of Directors to be elected) = Total Votes. Allocate those votes among the following three nominees:


Nominees                           Number of Votes Cast

                         For       Against        Abstain
John C. Lawrence              _____     _____          _____
Walter L. Maguire, Sr.        _____     _____          _____
Robert A. Rice                _____     _____          _____

With respect to each of Proposals 2, 3 and 4, mark the appropriate box with an "X".

Proposal 2. Approval of amendment of Articles of Incorporation to increase authorized shares of Common Stock

     [   ]   For         [   ]   Against     [   ]   Abstain

Proposal 3. Approval of amendment of Articles of Incorporation to establish variable range for Board size and to authorize Board to change Board size

     [   ]   For         [   ]   Against     [   ]   Abstain

Proposal 4.  Ratification of independent auditors

     [   ]   For         [   ]   Against     [   ]   Abstain

            Sign and date proxy card on reverse side

           UNITED STATES ANTIMONY CORPORATION - PROXY
        ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 31, 2000


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR PROPOSITIONS 2-4.

This proxy confers on the proxy holder discretionary authority to vote the undersigned's shares of Voting Stock on any other matters which may properly be presented at the Annual Meeting.

PLEASE VOTE (on reverse side) AND DATE AND SIGN YOUR NAME(S)
EXACTLY AS PRINTED ON THIS PROXY, indicating (where applicable) official position or representative capacity.


                              ______________________________
                              Signature


                              ______________________________
                              Date